UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04989

Exact name of registrant as specified in charter:	Voyageur Mutual Funds II

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	November 30, 2008

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free Colorado Fund

November 30, 2008

	Principal
	Amount	Value
Municipal Bonds – 97.20%
Education Revenue Bonds – 10.69%
Boulder County Development Revenue
(University Corporation for Atmospheric Research)
5.00% 9/1/33 (MBIA)	$1,000,000	$867,180
5.00% 9/1/35 (AMBAC)	1,000,000	848,730
Colorado Educational & Cultural Facilities Authority Revenue
(Charter School Project) 5.50% 5/1/36 (XLCA)	2,280,000	1,995,046
(Johnson & Wales University Project)
Series A 5.00% 4/1/28 (XLCA)	1,000,000	830,820
(Liberty Common Charter School Project)
5.125% 12/1/33 (XLCA)	2,740,000	2,313,053
(Montessori Districts Charter School Projects)
6.125% 7/15/32	5,590,000	4,331,803
(Pinnacle Charter School Project)
5.00% 6/1/33 (XLCA)	2,170,000	1,801,317
(University of Northern Colorado Student Housing Project)
5.125% 7/1/37 (MBIA)	5,900,000	4,478,749
(Woodrow Wilson Charter School Project)
5.25% 12/1/34 (XLCA)	1,960,000	1,674,036
Colorado School Mines Auxillary Facilities
Revenue 5.00% 12/1/37 (AMBAC)	425,000	372,168
University of Colorado Enterprise System
Revenue Series A
5.00% 6/1/30 (AMBAC)	2,000,000	1,853,380
5.375% 6/1/26	1,000,000	983,850
University of Puerto Rico Revenue
Series Q 5.00% 6/1/36	2,750,000	1,999,030
		24,349,162
Electric Revenue Bonds – 2.89%
Colorado Springs Utilities Revenue
Series A 5.00% 11/15/29	5,000,000	4,697,000
Puerto Rico Electric Power Authority Revenue
Series WW 5.00% 7/1/28	2,400,000	1,879,416
		6,576,416

Escrowed to Maturity Bonds – 2.40%
Colorado Health Facilities Authority Revenue
(Catholic Health Initiatives) Series A 5.50% 3/1/32	5,000,000	5,023,200

Galleria Metropolitan District 7.25% 12/1/09	445,000	456,348
		5,479,548
Health Care Revenue Bonds – 13.26%
Aurora Hospital Revenue (Children’s Hospital)
Series D 5.00% 12/1/23 (FSA)	2,775,000	2,667,608
Colorado Health Facilities Authority Revenue
(Adventist Health/Sunbelt) Series E 5.125% 11/15/24	1,375,000	1,202,479
(Catholic Health Initiatives)
Series A 4.75% 9/1/40	1,000,000	742,160
Series D 6.25% 10/1/33	2,000,000	1,954,200
(Christian Living Community Project)
Series A 5.75% 1/1/37	1,500,000	915,045
(Covenant Retirement Communities)
Series A 5.50% 12/1/33 (RADIAN)	5,000,000	3,706,250
(Evangelical Lutheran) 5.00% 6/1/35	2,000,000	1,384,020
Series A 5.25% 6/1/34	2,750,000	2,010,745
(Parkview Medical Center) 5.00% 9/1/25	1,000,000	812,450
(Porter Place) Series A 6.00% 1/20/36 (GNMA)	5,000,000	4,946,700
(Vail Valley Medical Center Project) 5.80% 1/15/27	3,475,000	2,949,962
(Valley View Hospital Association) 5.50% 5/15/28	1,000,000	718,710
Delta County Memorial Hospital District Enterprise
Revenue 5.35% 9/1/17	4,000,000	3,732,720
Denver Health & Hospital Authority Healthcare
Revenue Series A 4.75% 12/1/36	1,500,000	962,445
Mesa County Residential Care Facilities Mortgage
Revenue (Hilltop Community Resources)
Series A 5.375% 12/1/28 (RADIAN)	475,000	364,990
University of Colorado Hospital Authority Revenue
Series A 5.00% 11/15/37	1,690,000	1,148,710
		30,219,194
Housing Revenue Bonds – 2.31%
Colorado Housing & Finance Authority
(Multifamily Housing Insured Mortgage)
Series C3 6.15% 10/1/41	1,590,000	1,578,743
Denver City & County Multifamily Federal
Housing Authority Revenue (Insured Mortgage
Loan -Garden Court) 5.40% 7/1/39 (FHA)	2,000,000	1,784,160
Puerto Rico Housing Finance Authority Subordinate-
Capital Foundation Modernization 5.125% 12/1/27	2,040,000	1,893,732
		5,256,635

Lease Revenue Bonds – 2.66%
Colorado Educational & Cultural National
Conference of State Legislatures Office Building
Facilities Authority Revenue 5.25% 6/1/21	2,000,000	1,914,240
@Conejos & Alamosa Counties School #11J
Certificates of Participation 6.50% 4/1/11	675,000	675,223
El Paso County Certificates of Participation
(Detention Facilities Project) Series B 5.00% 12/1/27 (AMBAC)	1,500,000	1,377,435
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities)
Series I 5.25% 7/1/33	1,475,000	1,135,853
Series M-2 5.50% 7/1/35 (AMBAC)	1,000,000	959,630
		6,062,381
Local General Obligation Bonds – 12.37%
Arapahoe County Water & Wastewater Public
Improvement District Refunding Series A
5.125% 12/1/32 (MBIA)	4,300,000	3,994,614
Denver City & County Justice System
5.50% 8/1/16	5,000,000	5,625,450
(Facilities & Zoo) 5.00% 8/1/19	1,020,000	1,062,187
Denver West Metropolitan District
5.00% 12/1/33 (RADIAN)	1,400,000	977,396
Douglas County School District #1
(Douglas & Elbert Counties) Series B
5.00% 12/15/24	2,355,000	2,316,684
5.125% 12/15/25 (FSA)	2,000,000	1,965,380
El Paso County School District #2 (Harrison)
5.00% 12/1/27 (MBIA)	2,115,000	1,979,429
Garfield County School District #2
5.00% 12/1/25 (FSA)	3,280,000	3,276,261
Grand County School District #2 (East Grand)
5.25% 12/1/25 (FSA)	2,485,000	2,486,764
La Plata County School District #9-R (Durango)
5.125% 11/1/24 (MBIA)	1,000,000	999,420
North Range Metropolitan
District #1 4.50% 12/15/31 (ACA)	1,500,000	855,645
District #2 5.50% 12/15/37	1,200,000	754,776
Saddle Rock Metropolitan District
5.35% 12/1/31 (RADIAN)	470,000	352,627
Sand Creek Metropolitan District Refunding &
Improvement 5.00% 12/1/31 (XLCA)	500,000	403,225
Weld County School District #4 5.00% 12/1/19 (FSA)	1,085,000	1,136,765
		28,186,623

§Pre-Refunded Bonds – 36.68%
Aurora Certificates of Participation
5.50% 12/1/30-10 (AMBAC)	8,000,000	8,572,720
Boulder County Hospital Revenue (Development
Longmont United Hospital Project)
6.00%12/1/30-10 (RADIAN)	5,000,000	5,402,900
Burlingame Multifamily Housing Revenue
Series A 6.00% 11/1/29-09 (MBIA)	1,250,000	1,317,800
Colorado Educational & Cultural Facilities Authority
Revenue (Core Knowledge Charter School Project)
7.00% 11/1/29-09	1,000,000	1,053,040
(Littleton Academy Charter School Project)
6.125% 1/15/31-12	2,000,000	2,226,260
(Renaissance Charter School Project)
6.75% 6/1/29-09	2,000,000	2,053,920
(Stargate Charter School Project) 6.125% 5/1/33-13	2,000,000	2,272,680
(University of Denver Project)
5.375% 3/1/23-11 (AMBAC)	2,000,000	2,144,860
Series A 5.00% 3/1/27-12 (MBIA)	5,000,000	5,418,850
•Colorado Health Facilities Authority Revenue
(Adventist Health/Sunbelt) Series E 5.125% 11/15/24-16	75,000	84,070
Colorado School Mines Auxillary Facilities
5.00% 12/1/37-12 (AMBAC)	2,705,000	2,965,843
Colorado Springs Revenue (Colorado College Project)
5.375% 6/1/32-09	2,570,000	2,651,906
Denver Health & Hospital Authority Health Care
Revenue Series A 5.375% 12/1/28-08 (ACA)	2,770,000	2,798,199
E-470 Public Highway Authority Revenue
Series A 5.75% 9/1/35-10 (MBIA)	3,100,000	3,359,532
El Paso County Certificates of Participation (Judicial
Building Project) Series A 5.00% 12/1/27-12 (AMBAC)	2,000,000	2,172,140
El Paso County School District #49 (Falcon)
5.50% 12/1/21-11 (FGIC)	2,000,000	2,192,200
Fremont County School District #1 (Canon City)
5.00% 12/1/24-13 (MBIA)	1,735,000	1,926,336
Garfield Pitkin & Eagle County School District #1
(Roaring Fork County) Series A 5.00% 12/15/27-14 (FSA)	1,500,000	1,676,805
Lincoln Park Metropolitan District 7.75% 12/1/26-11	2,500,000	2,882,750
North Range Metropolitan District #1
7.25% 12/15/31-11	3,390,000	3,821,784
Northwest Parkway Public Highway Authority Revenue
Series A 5.25% 6/15/41-11 (FSA)	11,100,000	12,036,839
Pueblo County Certificates of Participation
6.50% 12/1/24-10	5,460,000	5,953,529
Puerto Rico Commonwealth
Series A 5.25% 7/1/30-16	1,235,000	1,406,640
Series B 5.00% 7/1/35-16	310,000	347,891

Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Series K 5.00% 7/1/40-15	2,500,000	2,818,475
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities)
Series I 5.25% 7/1/33-14	25,000	27,437
University of Colorado Hospital Authority Revenue
Series A 5.60% 11/15/31-11	3,650,000	3,986,019
		83,571,425
Special Tax Revenue Bonds – 6.15%
Aspen Sales Tax Revenue (Parks & Open Spaces)
Series B 5.25% 11/1/23 (FSA)	2,040,000	2,060,196
Baptist Road Rural Transportation Authority Sales &
Use Tax Revenue 5.00% 12/1/26	2,000,000	1,344,500
Loveland Special Improvements District #1
7.50% 7/1/29	4,980,000	5,480,390
Park Meadows Business Improvement District
Shared Sales Tax Revenue
5.30% 12/1/27	950,000	692,370
5.35% 12/1/31	720,000	500,976
Puerto Rico Commonwealth Government Development
Bank Senior Notes Series B 5.00% 12/1/15	1,000,000	955,340
Puerto Rico Commonwealth Infrastructure Financing
Authority Special Tax Revenue Series B 5.00% 7/1/46	1,200,000	823,944
Regional Transportation District Sales Tax Revenue
Series A 5.25% 11/1/18	2,000,000	2,144,260
		14,001,976
State General Obligation Bonds – 3.73%
Puerto Rico Commonwealth
Series A 5.25% 7/1/30	765,000	604,151
Series B 5.00% 7/1/35	190,000	139,019
Puerto Rico Commonwealth Public Improvement Series A
5.25% 7/1/15	1,650,000	1,604,724
5.25% 7/1/21	4,000,000	3,553,760
Puerto Rico Government Development Bank
(Senior Notes) Series B 5.00% 12/1/14	1,000,000	968,700
Virgin Islands Public Finance Authority
(Gross Receipts Taxes) 5.00% 10/1/31 (ACA)	2,000,000	1,619,960
		8,490,314
Transportation Revenue Bonds – 2.30%
Denver City & County Airport Revenue
Series A 5.00% 11/15/25 (FGIC)	2,000,000	1,810,620
Series B 5.00% 11/15/33 (XLCA)	4,000,000	3,421,320
		5,231,940

Water & Sewer Revenue Bonds – 1.76%
Pueblo Board Waterworks Revenue
5.00% 11/1/21 (FSA)	1,000,000	1,000,540
Ute Water Conservancy District Revenue
5.75% 6/15/20 (MBIA)	2,900,000	3,005,270
		4,005,810
Total Municipal Bonds (cost $232,608,310)		221,431,424
	Number of
	Shares
Short-Term Investments – 0.93%
Money Market Instrument – 0.49%
Dreyfus Cash Management Fund	1,116,334	1,116,334
		1,116,334
	Principal
	Amount
•Variable Rate Demand Notes – 0.44%
Colorado Educational & Cultural Facilities Authority
Revenue (National Jewish Federation Bond)
0.85% 10/1/38	$1,000,000	1,000,000
		1,000,000
Total Short-Term Investments (cost $2,116,334)		2,116,334

Total Value of Securities – 98.13%
(cost $234,724,644)		223,547,758
Receivables and Other Assets Net of Liabilities (See Notes) – 1.87%		4,267,056
Net Assets Applicable to 22,998,570 Shares Outstanding – 100.00%		$227,814,814

•Variable rate security. The rate shown is the rate as of November 30, 2008.
@Illiquid security. At November 30, 2008, the aggregate amount of illiquid securities was $675,223, which represented 0.30% of the Fund's net assets. See Note 3 in "Notes."
§Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in “Notes.”

Summary of Abbreviations:
ACA – Insured by American Capital Access
AMBAC – Insured by the AMBAC Assurance Corporation
FGIC – Insured by the Financial Guaranty Insurance Company
FHA – Insured by the Federal Housing Administration
FSA – Insured by Financial Security Assurance
GNMA – Insured by Government National Mortgage Association
MBIA – Insured by the Municipal Bond Insurance Association
RADIAN – Insured by Radian Asset Assurance
XLCA – Insured by XL Capital Assurance

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Voyageur Mutual Funds II - Delaware Tax-Free Colorado Fund (Fund).

Security Valuation – Long-term debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or new events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools ("international fair value pricing").

Federal Income Taxes – The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

2. Investments
At November 30, 2008, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At November 30, 2008, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$234,739,424
Aggregate unrealized appreciation	8,963,330
Aggregate unrealized depreciation	(20,154,996)
Net unrealized depreciation	$(11,191,666)

For federal income tax purposes, at August 31, 2008, capital loss carryforwards of $7,921,331 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $1,044,895 expires in 2009; $4,571,043 expires in 2012, $57,695 expires in 2013, $2,203,520 expires in 2014 and $44,178 expires in 2016.

Effective September 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs that are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the above FAS 157 fair value hierarchy levels as of November 30, 2008:

Securities
Level 1	$1,116,334
Level 2	222,431,424
Level 3	-
Total	$223,547,758

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by Colorado municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At November 30, 2008, 51% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding." “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of November 30, 2008, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: